 UNITED  STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

HILL-ROM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Indiana		1-6651	35-1160484
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

130 E. Randolph St.			60601
Suite 1000
Chicago,	IL
(Address of principal executive offices)			(Zip Code)

(312) 819-7200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 1, 2019, Hill-Rom Holdings, Inc. (the “Corporation”) announced its earnings for the fourth quarter and fiscal year ended September 30, 2019. Please see the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference (the “Press Release”).

In the Press Release, the Corporation uses various non-GAAP measures, including adjusted gross margin, operating margin, income before taxes, income tax expense and diluted earnings per share results, because it uses these measures internally for planning, forecasting and evaluating the performance of the business. In addition, the Corporation analyzes net revenue on a constant currency basis to better measure the comparability of results between periods. The Corporation believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors. These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

Item 7.01.     FD DISCLOSURE.

In the Press Release, the Corporation also announced its long-term strategic and financial objectives ("Long-Term Outlook"). A copy of the Press Release relating to the Corporation's Long-Term Outlook is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In the Press Release, the Corporation uses various non-GAAP measures, including adjusted gross margin, operating margin, income before taxes, income tax expense and diluted earnings per share results, because it uses these measures internally for planning, forecasting and evaluating the performance of the business. In addition, the Corporation analyzes net revenue on a constant currency basis to better measure the comparability of results between periods. The Corporation believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors. These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

Members of the Corporation's management team expect to discuss the Corporation's Long-Term Outlook with investors and analysts on November 1, 2019 in connection with the Corporation's previously announced fiscal fourth quarter 2019 earnings call and webcast. A copy of the materials relating to management's discussion of the Long-Term Outlook will be posted to the Corporation's own website at http://ir.hill-rom.com.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release of Hill-Rom Holdings, Inc. dated November 1, 2019
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: November 1, 2019	By:	/s/ Barbara W. Bodem

	Name: Title:	Barbara W. Bodem Senior Vice President and Chief Financial Officer (duly authorized officer and principal financial officer)

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